                                                                    Exhibit 10.1

                                AMENDMENT TO THE
                 VISTEON CORPORATION DEFERRED COMPENSATION PLAN

      WHEREAS, Visteon Corporation (the "Employer") previously established the Visteon Corporation Deferred Compensation Plan (the "Plan") for the benefit of certain of its employees; and

      WHEREAS, the Employer deems it appropriate to amend the Plan to suspend all participant deferrals after December 31, 2005; and

      WHEREAS, Section 7.06 of the Plan provides that the Senior Vice President-Human Resources (now Senior Vice President-Corporate Relations) may amend or terminate the Plan at any time for any reason;

      NOW, THEREFORE, the Plan is hereby amended, effective June 27, 2005, to suspend participant deferrals under Article III of the Plan after December 31, 2005 until such time as the Employer deems it appropriate to reinstate future deferrals.

      IN WITNESS WHEREOF, this Amendment has been executed this 27th day of June, 2005.

                                      VISTEON CORPORATION

                                      /s/ Robert H. Marcin
                                      ------------------------------------------
                                      Robert H. Marcin
                                      Senior Vice President-Corporate Relations